SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                            _______________________


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 17, 2006.


                             TRANS-LUX CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                     1-2257                    13-1394750
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(State or other jurisdiction     (Commission            (I.R.S. Employer
of incorporation)                 File Number)          Identification No.)


                  110 Richards Avenue, Norwalk, CT 06856-5090
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321



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         (Former name or former address, if changed since last report.)




Item 8.01 Other Events

          On November 17, 2006, Trans-Lux Corporation issued a press release announcing financial information for the three and nine month periods ended September 30, 2006. The press release is included by reference and is hereby attached as exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.


               99.1     Press release dated November 17, 2006


                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANS-LUX CORPORATION


                                       By:  /s/ Angela D. Toppi
                                            ------------------------
                                            Angela D. Toppi
                                            Executive Vice President
                                            and Chief Financial Officer


Date:  November 17, 2006